UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2011

TMX FINANCE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-172244	20-1106313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Bull Street, Suite 200

Savannah, Georgia 31401

(Address of principal executive offices)

(912) 525-2675

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 31, 2011, the sole member of TMX Finance LLC, acting by written consent in lieu of a meeting, approved the matter set forth below:

•	The Board of Managers shall be composed of three Managers. The three Managers shall be Tracy Young, John W. Robinson, III, and Robert F. Pirkle.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMX Finance LLC

Dated: January 5, 2012	By:	/s/ Donald E. Thomas
Donald E. Thomas
Chief Financial Officer